Exhibit 99.1

Investor Presentation Winter 2019 OTCQX:MDCL www.medicinemantechnologies.com

SAFE HARBOR STATEMENT : This presentation may contain forward looking statements which are based on current expectations, forecasts, and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially from those anticipated or expected, including statements related to the amount and timing of expected revenues and any payment of dividends on our common and preferred stock, statements related to our financial performance, expected income, distributions, and future growth for upcoming quarterly and annual periods . These risks and uncertainties are further defined in filings and reports by the Company with the U . S . Securities and Exchange Commission (SEC) . Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward - looking statements due to a number of factors detailed from time to time in our filings with the Securities and Exchange Commission . Among other matters, Medicine Man Technologies may not be able to sustain growth or achieve profitability based upon many factors including, but not limited to, general stock market conditions . Reference is hereby made to cautionary statements set forth in the Company's most recent SEC filings . We have incurred and will continue to incur significant expenses in our expansion of our existing and new service lines, noting there is no assurance that we will generate enough revenues to offset those costs in both the near and long term . Additional service offerings may expose us to additional legal and regulatory costs and unknown exposure(s) based upon the various geopolitical locations where we will be providing services, the impact of which cannot be predicted at this time . 2 OTCQX: MDCL

MEDICINE MAN
TECHNOLOGIES

Proven Growing Cannabis Opportunity

- Medicine Man Technologies is an experienced first-mover in the cannabis industry offering products and turnkey solutions for cannabis cultivators over the last decade
- Medicine Man Technologies is leveraging its vast expertise and intellectual property to vertically integrate into plant-touching cannabis operations
- Medicine Man Technologies revenues grew by 157% y-o-y to $9M with $2.3M in net income in 2018
- The company began 2019 with announcing the pending revenue positive acquisitions of Medicine Man Denver and MedPharm
- Medicine Man Denver is a profitable operator with an anticipated $25M run-rate for 2019
- MedPharm is a fast-growing revenue positive pharma-grade cannabis operator expecting profitability in 2019
- Combined companies expect profitable 2019 with revenues between $40M and $50M

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OTCQX: MDCL 4 • Colorado’s best marijuana dispensary with the largest variety of cannabis, edibles, concentrates and CBD products for medical and recreational patients • Opened first store in 2009, now with 4 locations • Well - known industry leader in cannabis business in CO • Large cultivation facility • Projected $25M profitable revenues in 2019 • Cultivates, processes and formulates to pharma standards for both medical and recreational users • Drives innovation via pharma background & methodologies (i.e. proprietary technology, can target specific dosage categories, including oral & transdermal) • Brands: Become (concentrates), Batch (dosed oils and concentrates) and Aliviar (creams, tinctures, capsules, pills and other pharmaceutical grade dosage forms) • Domestic and Foreign Expansion: Iowa, Pennsylvania and Colombia • Revenue positive, profitable 2019 • Licensing: Colorado’s FIRST cannabis research license and pending Federal research license MEDPHARM FUTUREVISION LTD. (dba MEDICINE MAN DENVER)

Medicine Man Denver Awards

AWARD	AWARDED BY	DATE
Top 25 Most Powerful Women - Colorado	Colorado Women's Chamber of Commerce	2018
50 Best Companies to Work for in Cannabis	MG Magazine	2018
Nominated for Best Recreational Dispensary	Cannabis Business Awards	2018
Nominated for Best Medical Dispensary	Cannabis Business Awards	2018
Captains of Industry Award	American Trade Association for Cannabis & Hemp	2018
5th Most Important Woman In Marijuana	Cannabis Business Executive Magazine	2017
#9 Most Important Woman In Marijuana	Cannabis Business Executive Magazine	2016
#8 Best Cannabis Dispensaries In Colorado	Leafly	2016
Most Influential Brands In Cannabis	CannEconomy Awards	2016
#3 Top Dispensaries and Retail Stores	Leafly	2016
#5 Top Business Leaders In Cannabis	CannEconomy Awards	2016
Trail Blazer	High Times Business Summit	2015
Best Medical Dispensary In Colorado	CannEconomy Awards	2015
13th Top 100 Cannabis Producers, Processors and Retailers	Cannabis Business Executive	2015
#3 Medicine Man White Rhino - Top 10 Strains to Combat Crohn's Disease and Colitis	Leafly	2014
Cannabis Cup Third Place Finisher - Jack Herer	High Times Cannabis Cup	2012

MEDICINE MAN TECHNOLOGIES

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Who We Are: 6 OTCQX: MDCL Andy Williams CEO Andy is among America’s pioneers, thought leaders and entrepreneurs in the legal cannabis space. In 2009, Andy and his brother launched Medicine Man with the concept of becoming the Costco of marijuana. Joshua Haupt CRO Joshua literally wrote the book on growing cannabis, “Three a Light," a growing guide that outlines his own method for growing three pounds per light. His company was acquired by MMT in 2017 Jonathan Sandberg CFO Jonathan oversees all aspects of the Company’s finances, including the creation and management of budgets, preparation of financial statements and reporting to the board and public. Joe Puglise COO Joe is a 20+ year media veteran, including direct oversight of 300 employees, $200M in annual revenue, and $100M in annual EBITDA. He has also been a private equity partner and board member. Paul Dickman Chairman Paul is the Founder & Principal of Breakwater MB, a boutique merchant bank focused on providing expertise and funding for cannabis - focused organizations to transition into the public market.

Positioned To Become Operators



2019: SCALE OPERATOR MODEL
Continue to evolve & accelerate pivot to maximize shareholder value

2H 2018: PIVOT TO OPERATOR MODEL
Begin leveraging vast experience in operator support to owning & managing operations

1H 2018: VERTICAL INTEGRATION
Big Tomato Acquisition – Cultivation Supply Store with tremendous upside

2017: EXPANSION OF VALUE CHAIN
3AL Acquisition added Success Nutrients, 3AL Book, & Upgraded Cultivation Methodologies

2014: NATIONAL PRESENCE
Medicine Man Technologies Founded – Consulting and Licensing Services

2009: A SEED IS PLANTED
MM Founded – Among first cannabis licensees in the United States (176/100,000+)

Historical Performance


Revenue
Net Income
$.8M
$.1M
$.9M
-$.5M
$3.5M
-$.4M
$9M
$2.3M
157%
YoY Growth
FY15
FY16
FY17
FY18


Consulting Services
PPR
Nutrients
Retail Garden Supply
Vertically integrated ecosystem with shared services

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Cannabis Market Trends US REGULATORY TRENDS: 8 INTERNATIONAL REGULATORY TRENDS: OTCQX: MDCL • 21 countries/territories have legalized cannabis fully or partially for medical and/or adult use • South Korea passes medical cannabis law, first in East Asia • Global legal cannabis market projected to be worth $146.5B by 2025 • Bipartisan introduction of bill enabling states’ rights on marijuana regulation • Colorado regulatory reform law to allow for public company ownership of cannabis licensed companies • Removal of hemp (CBD) from prohibition in the latest farm bill

A Footprint for Vertical Integration States in which the company has active clients • Best - in - Class Operations • Cultivation & Extraction Expertise • Product Formulation • Research & Analysis • Cannabinoid & Terpene Purification • Brands + Retail • Highly - awarded, established experts in all areas of the cannabis industry, nationally and internationally • Existing relationships in 18 states and 7 countries • Multiple operating partnerships and acquisitions in progress • Acquisitions: Medicine Man Denver & MedPharm • Partnerships: Las Vegas Producer / Processor & Michigan Producer / Processor / Retail in Colorado / Producer, Processor & Retail in Colombia 9 OTCQX: MDCL 9 18 States and Growing

Solid Foundation Established, entrepreneurial leaders with golden reputation as industry founders & experts in cannabis Clear path - to - win in pivoting from consulting to operating enabling us to maximize efficiencies & returns given best - in - class knowledge at every point of supply - chain Existing client relationships leading to a significant book of operator acquisition opportunities Pivoting from industry consulting services to a vertically - integrated, plant - touching operator 26% Profit Margin Profitable & sustainable business model – a rarity in the industry 157% YoY Growth Consistent growth in extremely competitive & crowded marketplace 100+ Clients Strong existing client relationships in key markets and global reach Projected Run - Rate Projected 2019 year - end run rate with completion of in - process acquisitions (from $40M to $50M) 10 Poised For Exponential Growth OTCQX: MDCL

MDCL Undervalued Vs. Comparables 11 OTCQX: MDCL Company US Ticker CAD Ticker Revenues (ttm) Market Cap Sales Multiple Canopy Growth Corp. NYSE:CGC $ 88.0 USD $ 10,900.0 USD 123.9 Aurora Cannabis NYSE:ACB $ 55.2 USD $ 5,520.0 USD 100.0 Hydropothecary NASDAQOTH:HYYDF TSX: HEXO $ 10.5 CAD $ 947.4 CAD 90.6 Acreage Holdings (1) CSE:ACRG.U $ 10.6 USD $ 910.2 USD 85.9 OrganiGram Holdings NASDAQOTH:OGRMF TSXV:OGI $ 11.9 CAD $ 616.7 CAD 51.7 Aphria NASDAQOTH:APHQF TSX: APH $ 44.1 CAD $ 1,895.7 CAD 43.0 Medmen OTC: MMNFF CSE: MMEN $ 59.3 USD $ 1,315.2 USD 22.2 Medicine Man Technologies OTCQX:MDCL $ 8.4 USD $ 53.9 USD 6.4 As of 12/20/18 Sources: Yahoo Finance, OTC Markets, Sedar Filings (1)$10.6 for first 9 months of 2018. Zero for Q4 2017

Opportunity 12 OTCQX: MDCL • Experienced first - mover in the cannabis industry • Established profitable vertically integrated cannabis producer, processor, retailer, operator and researcher with intellectual property, branded products and distribution • Revenues grew by 157% y - o - y to $9M with $2.3M in net income in 2018 • Medicine Man Technologies is implementing an organic growth and acquisition strategy to continue to rapidly grow revenues • Substantial room for growth: cannabis industry average is more than 10 times current valuation • Combined companies expect profitable 2019 with revenues between $40M and $50M

Contact 13 OTCQX: MDCL Phone: 303 - 371 - 0387 IR@medicinemantechnologies.com 4880 Havana Street, Suite 201 Denver, CO 80239